Exhibit 99.2

Breathe eCig Corp.
Unaudited Proforma Consolidated Balance Sheet
December 31, 2013
ASSETS	Breathe	DNAP		Adjustments			Consolidated

Current Assets:
Cash	$13,346	$53,813	E	$20,000	B	$25,514	$61,645

Prepaid expenses		189,528			B	137,919	51,609
Sales tax receivable		27,943			B	17,097	10,846
Due from former subsidiary (post spinoff)			B	5,288,703	C	5,288,703	-
Total Current Assets	13,346	271,284		5,308,703		5,469,233	124,100

Fixed Assets:
Fixed assets, net	-	138,124			B	138,124	-
Total Fixed Assets	-	138,124		-		138,124	-

Non-current Assets:
Deferred financing fees, net	-	12,366					12,366
Mining rights	-	1,035,818			B	1,035,818	-
Goodwill	-	-	F	9,000,000			9,000,000
Total Non-current Assets	-	1,048,184		9,000,000		1,035,818	9,012,366

TOTAL ASSETS	$13,346	$1,457,592		$14,308,703		$6,643,175	$9,136,466

LIABILITIES AND STOCKHOLDERS' EQUITY	Breathe	DNAP		Adjustments			Consolidated

Current Liabilities:
Accounts payable and accrued expenses	$45,606	$217,507	B	$127,640		$-	$135,473
Derivative liability - warrants	-	197,040					197,040
Note payable - related party	5,000	-					5,000
Note payable - current portion		22,209	B	22,209			-
Total Current Liabilities	50,606	436,756		149,849		-	337,513

Long-Term Liabilities
Note payable - net of current portion	-	105,314	B	105,314			-
Asset retirement obligation	-	107,749	B	107,749			-
Total Long-Term Liabilities	-	213,063		213,063		-	-

TOTAL LIABILITIES	50,606	649,819		362,912		-	337,513

STOCKHOLDERS' EQUITY

Total Equity
Members Equity	(37,260)	-			A	37,260	-
Peferred stock par value $.001 per share; Authorized 10,000,000 shares	-	-					-
Common stock, par value $.001 per share; Authorized 500,000,000 shares
Issued and outstanding, 106,586,000 shares	-	106,586			E	12,050	268,636
					F	150,000
Additional paid in capital		8,579,861	C	4,188,806			17,983,051
			A	37,260	B	4,188,806
					E	590,450
Retained earnings					F	8,850,000
Accumulated deficit		(7,770,337)	C	1,099,897			(9,452,734)
			E	582,500

Accumulated other comprehensive income (loss)		(108,337)			B	108,337	-

Total Equity	(37,260)	807,773		5,908,463		13,936,903	8,798,953

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$13,346	$1,457,592		$6,271,375		$13,936,903	$9,136,466
				20,580,078		20,580,078

Breathe eCig Corp.
Unaudited Proforma Consolidated Statement of Operations
For the Year Ended December 31, 2014

	Breathe	DNAP		Adjustments			Consolidated

Revenues	$-	$-		$-		$-	$-

Cost of Revenues	-	-		-		-	-

Gross Profit	-	-		-		-	-

Operating Expenses
Exploration costs	-	349,597		-		349,597	-
Salaries and related expenses	-	427,568		-		180,834	246,734
General and administration	6,204	389,521		-		247,850	147,875
Professional fees	38,795	303,229	E	582,500		130,829	793,695
Rent	-	40,005		-		40,005	-
Depreciation, amortization and impairment	-	1,262,629		-		1,253,912	8,717

Total operating expenses	44,999	2,772,549		582,500		2,203,027	1,197,021

Total operating income (loss)	(44,999)	(2,772,549)		(582,500)		(2,203,027)	(1,197,021)

Other income	(4,167)	(287,266)		-		437,707	(729,140)

Total income (loss) before income taxes	(49,166)	(3,059,815)		(582,500)		(1,765,320)	(1,926,161)

Provision for income taxes	-	-		-		-	-

Net inome (loss)	$(49,166)	$(3,059,815)		$(582,500)	D	$(1,765,320)	$(1,926,161)

Per share, basic and diluted	$-	$(0.03)					$(0.01)

Weighted average number of common shares outstanding
Basic		96,010,164					258,060,164
Diluted		96,010,164					258,060,164

BREATHE ECIG CORP.
PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the acquisition of the outstanding common shares of Breathe eCig Corp., (“Breathe”) on January 16, 2015 by DNA Precious Metals, Inc. (“DNAP” and the “Company”) as well as the spinoff of DNA Canada, Inc. on February 3, 2015 and are based on estimates and assumptions set forth herein and in the notes to such pro forma statements.

On January 16, 2015, Breathe, a Tennessee corporation entered into a Share Exchange Agreement (the “Exchange Agreement”) with the Company, whereby the Company acquired all of the issued and outstanding shares of common stock of Breathe in consideration for the issuance of 150,000,000 shares of common stock.

As a result of the transaction effected by the Exchange Agreement, at closing Breathe became a wholly owned subsidiary of the Company, with the former Breathe shareholders owning approximately 56% of the then issued and outstanding common stock of the Company.

The Company declared a stock dividend to its shareholders of record as of February 3, 2015 of its wholly owned subsidiary, DNA Canada, Inc. Each shareholder of record on this date will receive one share of DNA Canada, Inc. for every two shares of the Company owned by the shareholder on this date. All stock dividends will be rounded down to the next whole number. With the completion of the stock dividend, the Company, no longer has an equity interest in DNA Canada, Inc.

The former shareholders of Breathe participating in the stock dividend were required to tender for redemption any shares of DNA Canada, Inc. common stock received pursuant to the stock dividend in accordance with the Exchange Agreement.

With the acquisition of Breathe, management determined that it would be in the best interest of the Company and its shareholders to operate each company separate and independently of each other. The operation of DNA Canada, Inc. and Breathe were inconsistent. Breathe is a manufacturer and distributor of e-cigarette and related products while DNA Canada, Inc. is an exploration stage mining company. The spin-off of DNA Canada, Inc. will allow each company to focus on its principal business activity and facilitate capital formation.

The acquisition of Breathe is being accounted for as a business combination under ASC 805, and the spinoff of DNA Canada, Inc. is being accounted for under ASC 505-60.

The following unaudited pro forma consolidated statement of operations for the year    ended December 31, 2014 of the Company and Breathe gives effect to the above as if the transactions had occurred at the beginning of the period.  The unaudited pro forma consolidated balance sheet at December 31, 2014 assumes the effects of the above as if this transaction had occurred as of January 1, 2014.

BREATHE ECIG CORP.
PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements are based upon, and should be read in conjunctions with DNAP’s audited financial statements as of and for the year ended December 31, 2014 and the audited financial statements of Breathe as of and for the year ended December 31, 2014.

The unaudited pro forma consolidated financial statements and notes thereto contained forward-looking statements that involve risks and uncertainties.  Therefore, our actual results may vary materially from those discussed herein.  The unaudited pro forma consolidated financial statements do not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative our future results.

BREATHE ECIGS CORP.
NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2014

NOTE A – ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The acquisition of Breathe is being accounted for as a business combination under ASC 805. The spinoff of DNA Canada, Inc. is being accounted for as a spinoff under ASC 505-60. The accumulated deficit of Breathe pre-acquisition are not carried forward, and the net liabilities of DNA Canada, Inc. are adjusted through additional paid in capital rather than accumulated deficits as DNA Canada, Inc. had negative book value.   Earnings per share for the period prior to the transactions are restated to reflect the equivalent number of shares outstanding.

NOTE B – ADJUSTMENT

(a)	To eliminate pre-acquisition losses of $37,260.

(b)	To record the spinoff of the assets and liabilities of DNA Canada, Inc. and corresponding adjustment to additional paid in capital.

(c)
To write-off the receivable that is due from DNA Canada, Inc. after spinoff as uncollectible. Adjustment is first run through additional paid in capital to absorb the negative book value from entry (b) with the balance offsetting accumulated deficit as a dividend.

(d)	To eliminate the DNA Canada, Inc. expenses from the consolidated statement of operations.

(e)	To record the issuance of 12,050,000 common shares for cash and consulting services issued from January 1, 2015 through March 11, 2015.

(f)	To record the issuance of the 150,000,000 shares of common stock to acquire Breathe at a value of $9,000,000 to goodwill.

NOTE C – PRO FORMA WEIGHTED AVERAGES SHARES OUTSTANDING

Pro forma shares outstanding assuming the transaction occurred as of December 31, 2014:

DNAP Weighted Average Shares Outstanding	96,010,164

Shares issued in acquisition of Breathe	150,000,000

Shares issued for cash and services from January 1, 2015
through March 11, 2015	12,050,000

Pro forma shares outstanding	258,060,164